Exhibit 10.1
Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES 1 / 6
2. AMENDMENT/MODIFICATION NO. P00004	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	NHLBI	7. ADMINISTERED BY (If other than item 6) CODE		NIBIB
National Institutes of Health National Heart, Lung, and Blood Institute Bethesda, MD 20892-7511		National Institutes of Health National Institute of Biomedical Imaging and Bioengineering Bethesda, MD 20892-7511
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) FLUIDIGM CORPORATION:1157584 2 TOWER PLACE SUITE 2000 SOUTH SAN FRANCISCO CA 940801826		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75N92020C00009
10B. DATED (SEE ITEM 13) 07/30/2020
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers     ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing
Items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE
RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR
OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13, THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	OTHER (Specify type of modification and authority) FAR 52.243-1 Changes-Fixed Price (August 1987)
E. IMPORTANT:    Contractor    ☐ is not.    ☒ is required to sign this document and return     1     copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this Modification is to extend the Period of Performance of this contract and to amend "Article B.2 Prices" and to attached the revised Performance Work Statement and deliverable schedule with updated milestones for A2, A3, A4, 7b and 8.

The Period of Performance has changed from July 30, 2020 to September 30, 2021 to July 30, 2021 to December 30, 2021.

All other terms and conditions of this contract remain the same.
Discount Terms: PROMPT PAY

Continued ...
Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Andrew Quong, CSO			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ROXANE S. BURKETT
15B. CONTRACTOR/OFFEROR /s/ Andrew Quong	Digitally signed by Andrew Quong	15C. DATE SIGNED 09/28/2021	1 16B. UNITED STATES OF AMERICA /s/ Roxane S. Burkett -S	Digitally signed by Roxane S. Burkett -S	16C. DATE SIGNED 09/29/2021
(Signature of person authorized to sign)			(Signature of Contracting Officer)
    STANDARD FORM 30 (REV. 11/2016)
Previous edition unusable    Prescribed by GSA FAR (48 CFR) 53.243

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75N92020C00009/P00004	PAGE OF 2 / 6
NAME OF OFFEROR OR CONTRACTOR
FLUIDIGM CORPORATION:1157584

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Payment:
Approved By, NHLBI Branch A Invoice
Paid By: NIH Commercial Accounts Br
2115 East Jefferson St, MSC 8500
Room 4B-432
Bethesda, MD 20892-8500
Period of Performance: [***]

Change Item 12 to read as follows (amount shown is the obligated amount) :

12
[***]
Obligated Amount:    [***]
Delivery To: Bldg.31/RM 1C31
Product/Service Code:    Q301
Product/Service Description: MEDICAL- LABORATORY
TESTING

Change Item 13 to read as follows (amount shown is the obligated amount) :
[***]

13
[***]
Obligated Amount:    [***]
Delivery To: Bldg.31/RM 1C31
Product/Service Code:    Q301
Product/Service Description: MEDICAL- LABORATORY
TESTING

Project Data:
151201.2020.300.COVID-19.DIAG.HN81 NIBIB OD OFFICE OF THE DIRECTOR.25235 ALL OTHER NON-FED SERVCS.02/17/2021
Accounting Info: 08039820200DAD.2021.83.8100.EM81000000C.E.C4400.40
6.COVD.25235.61000001.9999.9999.9999
Funded: [***}
[***]

	Continued...				[***]
NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75N92020C00009/P00004	PAGE OF 3 / 6
NAME OF OFFEROR OR CONTRACTOR
FLUIDIGM CORPORATION:1157584

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Change Item 14 to read as follows (amount shown is the obligated amount) :
14
[***]
Obligated Amount:    [***]
Delivery To: Bldg.31/RM 1C31
Product/Service Code:    Q301
Product/Service Description: MEDICAL- LABORATORY
TESTING

Project Data:
151201.2020.300.COVID-19.DIAG.HN81 NIBIB OD OFFICE OF THE DIRECTOR.25235 ALL OTHER NON-FED SERVCS.02/17/2021
Accounting Info: 08039820200DAD.2021.83.8100.EM81000000C.E.C4400.406.COVD.25235.61000001.9999.9999.9999
Funded: [***}

Change Item 17 to read as follows (amount shown is
the obligated amount) :

[***]

17
[***]
Obligated Amount:     [***]
Delivery To: Bldg.31/RM 1C31
Product/Service Code:    Q301
Product/Service Description: MEDICAL- LABORATORY
TESTING

Project Data:
151201.2020.300.COVID-19.DIAG.HN81 NIBIB OD OFFICE OF THE DIRECTOR.25235 ALL OTHER NON-FED SERVCS.02/17/2021
Accounting Info: 08039820200DAD.2021.83.8100.EM81000000C.E.C4400.406.COVD.25235.61000001.9999.9999.9999
Funded: [***]

Change Item 18 to read as follows (amount shown is the obligated amount) :
[***]

18	[***] Obligated Amount: [***] Delivery To: Bldg.31/RM 1C31 Product/Service Code: Q301 Continued ...				[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 75N92020C00009/P00004	PAGE OF 4 / 6
NAME OF OFFEROR OR CONTRACTOR
FLUIDIGM CORPORATION:1157584

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Product/Service Description: MEDICAL- LABORATORY
TESTING

Project Data:
151201.2020.300.COVID-19.DIAG.HN81 NIBIB OD OFFICE OF THE DIRECTOR.25235 ALL OTHER NON-FED SERVCS.02/17/2021
Accounting Info: 08039820200DAD.2021.83.8100.EM81000000C.E.C4400.406.COVD.25235.61000001.9999.9999.9999
Funded: [***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

MODIFICATION OF CONTRACT CONTINUATION PAGE
Contract No. 75N92020C00009
Modification P0004

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

ARTICLE B.2. PRICES shall be amended by updating the milestone dates for A2, A3, A4, 7B and 8:

ARTICLE B.2. PRICES
a.The total Firm Fixed Price (FFP) amount for this contract is $34,016,056.

Prism Line Item	Milestone	Invoice Line Item - description	Date	Amount
9	4	Equipment Procurement, Construction, Initiation of Installation - [***]	[***]	[***]
10	5	Equipment Installation - [***]	[***]	[***]
11	6	Performance Qualification - [***]	[***]	[***]
12	A2	Design Lock - [***]	[***]	[***]
13	A3	Clinical Studies - [***]	[***]	[***]
14	A4	Submit EUA to FDA - [***]	[***]	[***]
15	A5	Clinical Samples - [***]	[***]	[***]
16	7a	Full Production Capacity on Line 2 - [***]	[***]	[***]
17	7b	Full Production Capacity on Line 3 - [***]	[***]	[***]
18	8	Final Report - [***]	[***]	[***]
	Total			$34,016,056

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

MODIFICATION OF CONTRACT CONTINUATION PAGE
Contract No. 75N92020C00009
Modification P0004

ARTICLE C.1. STATEMENT OF OBJECTIVES shall be amended and read as follows:
Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Objectives, dated July 27, 2020 and the Performance Work Statement (PWS) dated January 19, 2021, set forth in SECTION J – List of Attachments, attached hereto and made a part of this Contract. Work to be performed shall be consistent with the application and preliminary work file submitted by the Contractor and subsequent documentation submitted during the application review process and the discussions between the parties that have taken place between date of application submission through contract award.
ARTICLE C.2. REPORTING REQUIREMENTS shall be amended and read as follows:
All reports required herein shall be submitted in electronic format only. All electronic reports submitted shall be compliant with Section 508 of the Rehabilitation Act of 1973. Additional information about testing documents for Section 508 compliance, including guidance and specific checklists, by application, can be found at: http://www.hhs.gov/web/508/index.html under "Making Files Accessible."
The following reporting requirements shall be submitted electronically to the Contracting Officer and Contracting Officer’s Representative in accordance with the due dates specified below:

Item No.	Reporting Requirements	Due Date
1
Bi-weekly Production Status Report – to include the following:
•current plant production capacity and output on a per-week basis,
•a breakdown of capacity and output on a per-line/per week basis,
•a description of any issues/problems encountered with plans for solution/mitigation (e.g., delays in meeting deliverables, supply chain issues, design/validation issues, etc.)
•sales reporting to include the name and kind of organization, as well as the number of IFCs sold to that organization during the reporting period. Sales reports may be submitted in every other bi-weekly report (i.e. monthly).

[***]
2	Final Report - Summary of salient results of the entire contract period, including number of lines built, production capacity over time, production output over time, and a summary of the sales reports. It shall include evidence of sustained production at capacity levels or higher assuming demand has not decreased.	[***]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

MODIFICATION OF CONTRACT CONTINUATION PAGE
Contract No. 75N92020C00009
Modification P0004

ARTICLE F.1. PERIOD OF PERFORMANCE shall be amended and read as follows:
The period of performance of the contract is [***].

ARTICLE F.2. DELIVERIES shall be amended and read as follows:
Satisfactory performance shall be deemed to occur upon performance of the work described in the Statement of Objectives Article in SECTION C of this Contract and upon notice and acceptance by the Contracting Officer, or the duly authorized representative, in accordance with the stated deliverables schedule as listed in the Performance Work Statement (PWS) dated January 19, 2021 (See Attachment 2).
The deliverables or documentation shall be submitted to the Contracting Officer and designated Contracting Officer Representative (COR) by email.

SECTION J - LIST OF ATTACHMENTS shall be amended and read as follows:

1.Performance Work Statement dated January 19, 2021
Appendix 1: Cost-Price Quote

All other terms and conditions of the contract remain the same.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

Performance Work Statement

PWS Title: Rapid Acceleration of Diagnostics (RADx) Program: Tech Project # 6114 Fluidigm – Advanta Dx SARS-CoV-2 RT-PCR Assay for Saliva
1.0 Background
Fluidigm has developed a diagnostic molecular test for the qualitative detection of SARS-CoV-2 in saliva specimens under FDA Emergency Use Authorization (EUA). The Advanta™ Dx SARS-CoV-2 RT-PCR Assay is a qPCR-based test that, by taking advantage of Fluidigm’s proprietary microfluidics technology and Juno™ and Biomark™ HD systems, enables high throughput and scalable testing of saliva samples from patients suspected of COVID-19 (coronavirus) infection. Featuring extraction-free sample processing, a modular workflow and large batch-sample size, the Advanta Dx SARS-CoV-2 RT-PCR Assay aims to meet the RADx goal of enhance laboratory SARS-CoV-2 testing capacity.

Fluidigm’s BioMark HD microfluidics platform addresses the massive demand for SARS-CoV-2PCR testing- combining speed, minimal cost, and massive throughput unparalleled in the industry. Further advantages include flexibility to rapidly integrate new mutational markers or increase panel size to include additional infectious agents. This platform works with all clinical sample types.

Our solution leverages Advanta™ Dx SARS-CoV-2 RT-PCR Assay submitted for an EUA, and two assays under development that can change the landscape for detection. This assay allows for up to 6000 samples per day on a single system. Additional assays address different needs in testing, throughput, specificity and sensitivity.

Our technology offers significant advantages overcoming many supply chain barriers and provides a robust platform for scale up of testing for SARS-CoV-2.

Fluidigm has been able to detect both N1 and N2 SARS-CoV-2 targets across all samples provided by Washington University, including the lowest dilution (10 cp/ul). Highlights from that work are the detection of:
•10 copies in the reaction using 4 ul of saliva sample
•1.x copies in the reaction using 1 ul of saliva sample
•Across all dilution buffer and RNase inhibitor conditions
Of the amplification chemistries tested, optimum results were obtained from the FLDM 1-Step
RT-PCR Master Mix, 2.5 hour 1-step RT-PCR protocol.

2.0 Objectives
The baseline technology provided in Fluidigm’s EUA filing allows for performing 6000 tests per day on each Biomark HD system and Fluidigm currently has the ability to manufacture approximately 50,000 tests per day. The rate limiting component is the Integrated Fluidic Circuit (IFC), which is the microfluidic chip that is required for running the assay. The two types of IFCs described herein are the 192.24 IFC which is used in the current Advanta™ Dx SARS-CoV-2 RT-PCR Assay under EUA, and a cartridge-based solution IFC which is the basis for a simplified workflow. Each 192.24 IFC has the capacity to run 192 tests and each cartridge-based solution IFC has the capacity to run 96 tests. This project has

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

two major deliverables: 1) to increase manufacturing capacity of IFCs and to develop and 2) to manufacture a cartridge-based solution that will simplify the workflow and increase the likelihood of sales and deployment of the COVID tests to a broader customer base.

The cartridge-based solution incorporates two independent reactions necessary to process the sample into the same chip to simplify the overall workflow. Compared to the 192.24 IFC approach, each individual sample in the cartridge-based solution increases the number of reaction chambers in the microfluidic chip. Thus, the overall sample capacity of the chip is reduced as there is more chemistry being performed on chip. As a result, switching to the production of the cartridge will result in a simplified workflow but lower volume of tests because it has half the sample capacity of the 192.24 IFC. Furthermore, the cartridge IFC will require more time for both manufacturing and quality control compared to the 192.24 IFC. While the expected initial production capacity is expected to be lower than the established 192.24 IFC production capacity, Fluidigm historically demonstrated that on average, IFC yield can be expected to increase from pilot phase to maturity (3 quarter) by approximately 20%.
The cartridge-based solution requires the redevelopment of the assay to include the use of extracted RNA from nasal pharyngeal (NP) samples as input. The addition of RNA extraction to the assay workflow is a departure from the EUA for the Advanta Dx SARS-CoV-2 assay. Therefore, the full development of the cartridge-based assay will require a new clinical study and new EUA submission. This cartridge-based assay complements the Advanta Dx SARS-CoV2 assay by providing an NP-based test in addition to the saliva-based test already on market.
The limiting factor to Fluidigm provided testing is the manufacture of the IFCs. This is because the Advanta Dx SARS-CoV2 assay does not require extraction, and only nano-liters of reagents are used for each PCR reaction. Scale up for IFC production will occur in Fluidigm’s Singapore facility by first maximizing production in the existing manufacturing line which will increase production capacity to 12,000 IFCs per month from the current 7,000 per month. Simultaneously, Fluidigm will add two additional manufacturing lines to the Singapore facility which will ultimately provide manufacturing capacity of 36,000 IFCs per month. The investment into the capital equipment to construct additional manufacturing lines and expand the production of the IFCs can be leveraged to produce the cartridge-based solution. The cartridge-based solution requires a new process and molds but uses the existing equipment.
3.0 Scope
Fluidigm will deploy the Advanta Dx SARS-CoV2 assay, a complete testing solution using a saliva based, extraction free, viral detection assay for broad distribution. Fluidigm will also develop an NP extracted RNA based viral detection assay. This section describes the scope of work for RADx 6114.
Currently Fluidigm has the capability to deliver testing capacity of approximately 50,000 tests/day. The cartridge-based solution will deliver testing capacity of up to 115,200 tests/day by Q3 2021.
The Contractor shall accomplish the following milestones in the stages outlined below:
•Stage 1: Test Verification
◦Deliver 1plex tests to Verification Core at Emory University
◦Provide final report from the Verification Core

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

•Stage 2: Scale Up
◦Increase production capacity of Line 1 with 24/7 operation
•Stage 3: Scale Up and Facility Construction
◦Increase production capacity of Line 1 to full scale
◦Begin construction of facility to build two additional production lines
•Stage 4: Quality Systems, Equipment and Performance Qualification
◦Expansion of Quality Control (QC) systems
◦Equipment procurement, delivery, and initiation of installation
•Stage 5: Achieve Full Production Capacity
◦Capital equipment installed, qualified, and validated for two additional production lines
◦Demonstrate full IFC production capacity on all three production lines
▪192.24 IFC production on Line 1 (see Stage 2 Scale Up)
▪192.24 IFC production on Line 2
▪Cartridge IFC production on Line 3

The Contractor shall accomplish the following milestones which have been defined by subtasks
•Stage A1: Multi-plex design finalized
◦Determine final design for barcoding solution and the requirements for the clinical study
•Stage A2: Cartridge-based solution design finalized
◦Determine final design for the cartridge-based solution and the requirements for the clinical study
•Stage A3 - A5: Clinical/FDA studies and EUA Submission
◦Complete clinical studies required for EUA Submission
◦Submission of EUA for cartridge-based solution
◦Purchase of clinical samples if applicable

4.0 Tasks
Tasks to be completed by the Contractor are divided into three main objectives:
1) Maximizing throughput on the existing manufacturing line to 12k IFCs per month
2) Addition of two manufacturing lines in the Singapore facility
3) Simplifying the workflow of the current RT-PCR assay by developing the cartridge-based solution.
Progress on the tasks will be included in the project workstream tracker. Updates will be provided to the COR and RADx program personnel in the weekly meetings.
5.0 Deliverables
Deliverables for the PWS include deliverables outlined in the final Statement of Objectives, and reports which shall be paired with the agreed upon Payment Schedule.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

RADx #6114
Fluidigm Corporation
Letter Contract number: 75N92020C00009

The list of milestones and deliverables for the PWS is available in Appendix 1: Cost-Price Quote.

6.0 Quality Assurance

The Contractor shall ensure that all deliverables are reviewed and edited to ensure that documents are free of typographical, grammatical, and technical errors. The Contracting Officer Representative (COR), shall have final authority over the format, style, editing, and content of all deliverables. Further, the contractor will be responsible for ensuring that final documents incorporate all comments, modifications, and editing recommended by the COR.

7.0 Quality Assurance Surveillance Plan (QASP)
The QASP is attached as Appendix 2. Additional quality assurance processes are included in the attached file: Fluidigm Corporate Quality Manual.
8.0 Period of Performance
The period of performance is as follows:

Base Period	[***]
9.0 Appendices
Appendix 1: Cost-Price Quote
Appendix 2: QASP
10.0 Additional Documents
Fluidigm Corporate Quality Manual

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

RADx Proposal Modifications: 6
Date	Milestone	Deliverable	Amount
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
		Total	$34,016,056